Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

Note 3 – Income Taxes

We account for income taxes in accordance with ASC Topic 740, Income Taxes. Deferred income taxes are recorded for the expected tax consequences of temporary differences between the tax basis of assets and liabilities for financial reporting purposes and amounts recognized for income tax purposes. As of September 30, 2019, and December 31, 2018, we recorded a valuation allowance equal to the full recorded amount of our net deferred tax assets related to deferred start-up costs and other minor temporary differences since it is more-likely-than-not that such benefits will not be realized. The valuation allowance is reviewed quarterly and is maintained until sufficient positive evidence exists to support its reversal.

A deferred tax liability was recorded on March 19, 2018 when Processa received CoNCERT’s license and “Know-How” in exchange for Processa stock that had been issued in an Internal Revenue Code Section 351 Transaction. The Section 351 Transaction treats the acquisition of the license and Know-How for stock as a tax-free exchange. As a result, under ASC 740-10-25-51 Income Taxes, Processa recorded a deferred tax liability of $3,037,147 for the acquired temporary difference between intangible assets (see Note 2) for the financial reporting basis of $11,038,929 and the tax basis of $1,782. The deferred tax liability will be reduced for the effect of non-deductibility of the amortization of the intangible asset and may be offset by the deferred tax assets resulting from net operating tax losses.

Under ACS 740-270 Income Taxes – Interim Reporting, we are required to project our annual federal and state effective income tax rate and apply it to the year to date ordinary operating tax basis loss before income taxes. Based on the projection, we expect to recognize the tax benefit from our projected ordinary tax loss, which can be used to offset the deferred tax liabilities related to the intangible assets and resulted in the recognition of a deferred tax benefit shown in the condensed consolidated statements of operations for three and nine months ended September 30, 2019 and 2018. No current income tax expense is expected for the foreseeable future as we expect to generate net operating tax losses.

Note 8 – Income Taxes

The historical information presented in our consolidated financial statements prior to October 4, 2017 was that of Promet. As described in Note 4, prior to the closing of the asset purchase transaction on October 4, 2017, Promet was treated as a partnership for federal income tax purposes and thus was not subject to income tax at the entity level. Therefore, no provision or liability for income taxes has been included in these consolidated financial statements through the date of the asset purchase on October 4, 2017.

We account for income taxes in accordance with ASC Topic 740, Income Taxes. Deferred income taxes are recorded for the expected tax consequences of temporary differences between the tax basis of assets and liabilities for financial reporting purposes and amounts recognized for income tax purposes. We record a valuation allowance to reduce our deferred tax assets to the amount of future tax benefit that is more likely than not to be realized.

As described more fully in Note 1, Promet and Processa entered into an Asset Purchase Agreement pursuant to which Processa acquired, in an IRC Section 351 tax-free contribution of assets solely for over 80% of the voting stock of Processa (the “Section 351 Transaction”) by Promet, for properties, rights and assets, including liabilities and commitments, owned by Promet (the “Contributed Assets”). Contemplated in the Contributed Assets were rights, title and interest under a certain option and license agreement with CoNCERT with respect to certain know-how, patent rights and compounds developed or obtained by CoNCERT (the “CoNCERT Assets”) for which voting securities of Processa were expressly contemplated to be issued as part and parcel with, and integrated into, the Section 351 Transaction to CoNCERT because all Contributed Assets including the CoNCERT Assets were contemplated to be integral to each other and were considered to be an integrated undertaking as the primary target, purpose and reason for the overall transaction itself.

As a result of the asset purchase transaction, Promet was issued 90 percent of the total issued and outstanding common stock of Heatwurx (including the approximate 6% of shares issued in the Section 351 transaction for CoNCERT and held by Promet for the benefit of CoNCERT until the CoNCERT transaction could be concluded). The overall transaction resulted in an ownership change as defined by Internal Revenue Code Section 382. Promet also determined that it was not required to record a liability related to any uncertain tax positions as a result of the requirements of ASC 740-10-25 Income Taxes. The net deferred tax assets of Heatwurx were principally federal and state net operating loss carry forwards, which are significantly limited following an ownership change as defined by Internal Revenue Code Section 382.

A deferred tax liability was recorded when Processa exercised its option and received CoNCERT’s license and “Know-How” in exchange for Processa stock that had been issued in the Internal Revenue Code Section 351 Transaction on March 19, 2018. The Section 351 Transaction treats the acquisition of the license and Know-How for stock as a tax-free exchange. As a result, under ASC 740-10-25-51 Income Taxes, Processa recorded a deferred tax liability of $3,037,147 for the acquired temporary difference between the financial reporting basis of approximately $11,038,929 and the tax basis of approximately $1,782. The deferred tax liability will be reduced for the effect of non-deductibility of the amortization of the intangible asset and may be offset by the deferred tax assets resulting from 2017, 2018 and subsequent net operating losses.

For the year ended December 31, 2018, we recorded a federal income tax benefit of $902,801 as a result of offsetting our deferred tax liability by the deferred tax assets resulting from 2017 and 2018 net operating losses and the income tax effect of the intangible asset amortization for financial statement purposes. We did not record any current federal or state tax provision in our 2017 consolidated financial statements.

Our provision (benefit) for income taxes for the years ended December 31, 2018 and 2017 was as follows:

	Year Ended December 31,
	2018	2017
Current:
Federal	$-	$-
State	-	-
Total deferred tax benefit	-	-

Deferred:
Federal	(940,510)	(116,783)
State	(292,047)	(50,004)
Total deferred tax benefit	(1,232,557)	(166,787)

Valuation allowance	329,756	166,787
Net deferred tax benefit	(902,801)	-

Total tax provision (benefit)	$(902,801)	$-

A reconciliation of our effective income tax rate and statutory income tax rate for the years ended December 31, 2018 and 2017 is as follows:

	Year Ended December 31,
	2018	2017
Federal statutory income tax rate	21.00%	34.00%
State tax rate, net	4.58%	5.45%
Permanent differences	(0.90)%	(0.02)%
Impact of change in federal income tax rates	-	(11.92)%
Deferred tax asset valuation allowance	(5.33)%	(27.51)%
Effective income tax rate	(19.35)%	-

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (“TCJA”) was signed into law. Among its provisions, the TCJA reduces the statutory U.S. Corporate income tax rate from 34% to 21% effective January 1, 2018. The TCJA includes provisions that, in certain instances, impose U.S. income tax liabilities on future earnings of foreign subsidiaries and limit the deductibility of future interest expenses. The TCJA also provides for accelerated deductions of certain capital expenditures made after September 27, 2017 through bonus depreciation and an indefinite tax loss carryforward period for losses incurred after December 31, 2017. However, these tax-loss carry forwards can only offset 80 percent of future taxable income in any one year, with respect to any excess continuing to be carried forward indefinitely. Losses incurred prior to January 1, 2018 continue to carry forward for twenty years. The application of the TCJA may change due to regulations subsequently issued by the U.S. Treasury Department.

We applied the guidance in SAB 118 when accounting for the enactment-date effects of the TCJA in 2017 and throughout 2018. As of December 31, 2017, we remeasured certain deferred tax assets and liabilities based on the rates at which they were expected to reverse in the future (which is generally 21%), by recording a provisional amount of $72,300, which was fully offset by the valuation allowance. Upon further analysis of certain aspects of the Act and refinement of our calculations during the year ended December 31, 2018, we determined that no adjustment was necessary to the provisional amount.

At December 31, 2018 and 2017, we had available federal net operating loss carryforwards of approximately $2.7 million and $259,000, respectively. The net operating loss generated in 2018 of $2.4 million will carry forward indefinitely and be available to offset up to 80% of future taxable income each year. Net operating losses generated prior to 2018 will expire from 2019 through 2037. We are evaluating our qualified research expenditures for the federal orphan drug credit and the federal and state credit for increasing research activities to offset potential future tax liabilities. The federal research and development tax credits have a 20-year carryforward period. The Maryland research and development tax credits have a 7-year carryforward period. We have not recognized any deferred tax assets related to research and development tax credits as of December 31, 2018 or 2017. We also have available state net operating loss carryforwards of approximately $2.7 million and $259,000 as of December 31, 2018 and 2017, respectively, which expire from 2028 to 2037. All federal and state net operating loss and credit carryforwards listed above are reflected after the reduction for amounts effectively eliminated under Section 382.

We do not recognize other deferred income tax assets at this time because the realization of the assets is not more-likely-than-not that they will go unrealized. As of December 31, 2018 and 2017, we had deferred start-up expenditures and net operating losses for both federal and state income tax purposes of $4,369,700 and $606,113, respectively. The benefit associated with the amortization of the deferred start-up expenditures will more-likely-than-not go unrealized unless future operations are successful. Since the success of future operations is indeterminable, the potential benefits resulting from these deferred tax assets have not been recorded in our consolidated financial statements.

The significant components of our deferred tax assets and liabilities for Federal and state income taxes consisted of the following:

	December 31,
	2018	2017
Deferred tax assets:
Non-current:
Net operating loss carry forward – Federal	$559,817	$49,822
Net operating loss carry forward – State	173,743	21,333
Deferred rent	2,742
Stock option expense	20,380
Depreciation	4,549
Intangible asset	-
Start-up expenditures	468,872	95,632
Total non-current deferred tax assets	1,230,103	166,787
Valuation allowance for deferred tax assets	(496,542)	(166,787)
Total deferred tax assets	$733,561	$-

Deferred Tax Liabilities:
Non-current:
Intangible asset, net of tax effect of intangible asset amortization	(2,867,907)	-
Total non-current deferred tax liabilities	(2,867,907)	-

Total deferred tax asset (liability)	$(2,134,346)	$-

The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, the projected future taxable income and tax planning strategies in making this assessment. Based on management’s analysis, a reserve has been established against the deferred tax assets related to deferred start-up expenditures and net operating loss. The change in the valuation allowance in 2018 and 2017 was $329,755 and $166,787, respectively.

Our total deferred tax asset as of December 31, 2018 and 2017 include $1,703,904 ($468,872 tax effected) and $347,530 ($95,504 tax effected) of general and administrative expenses treated as deferred start-up expenditures for tax purposes, respectively, and $2,665,796 ($733,560 tax effected) and $258,583 ($71,283 tax effected) of tax losses resulting in tax loss carryforwards as of the same periods. We have had no revenues and recognized cumulative loses since inception. Due to the uncertainty regarding future profitability and recognition of taxable income to utilize the amortization of deferred start-up expenditures and the tax loss carryforwards, except for its offset against the deferred tax liability created by our acquisition of the Contributed Assets, a valuation allowance against any potential deferred tax assets has been recognized for the years ended December 31, 2018 and 2017.

We recognize potential liabilities for uncertain tax positions using a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. We have not recorded any uncertain tax positions.

We are subject to taxation in the United States and state jurisdictions where applicable. Our tax years for 2014 through 2017 are subject to examination by the Internal Revenue Service and state tax authorities. There are currently no income tax examinations underway in any jurisdiction in which we file.